SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) MARCH 19, 1998


                       CONTISECURITIES ASSET FUNDING CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       333-39505                  13-2937238
(State or other jurisdiction           (Commission                (IRS Employer
 of incorporation)                     File Number)               ID Number)


3811 WEST CHARLESTON BOULEVARD, LAS VEGAS, NEVADA                        89102
 (Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number,
    including area code:                                         (702)822-5386


  277 PARK AVENUE, NEW YORK, NEW YORK 10172
                (Former name or former address, if changed since last report)

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  Item 5.           OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS AND CONSENT OF INDEPENDENT ACCOUNTANTS.

This Current Report on Form 8-K is being filed to file a copy of the Final Computational Materials (as defined below) prepared by Merrill Lynch Pierce, Fenner & Smith Incorporated as an underwriter, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1998-1 of Home Equity Loan Pass-Through Certificates, Series 1998-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

          Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Computational Materials

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONTISECURITIES ASSET FUNDING CORP.,
                                        as Depositor

                                        By:/s/ Susan E. O'Donovan
                                             Name:  Susan E. O'Donovan
                                             Title: Authorized Signatory


Dated: March 19, 1998

                                  EXHIBIT INDEX

EXHIBIT                                                               PAGE

99.1                             Computational Materials